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                                                                  Exhibit 10.4













              TERADYNE, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                        (Effective as of January 1, 1993)












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              TERADYNE, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                        (Effective as of January 1, 1993)

                                TABLE OF CONTENTS


Article I- Establishment and Purpose.........................................1
   1.1 Establishment.........................................................1
   1.2 Applicability.........................................................1
   1.3 Purpose...............................................................1
   1.4 Illegality of Particular Provision....................................1
Article II.  Definitions.....................................................2
   2.1 Definitions...........................................................2
   2.2 Gender and Number.....................................................5
Article III.  Eligibility and Participation..................................6
   3.1 Eligibility...........................................................6
   3.2 Date of Participation.................................................6
Article IV.  Retirement Benefits.............................................7
   4.1 Retirement Benefits...................................................7
   4.2 Commencement of Benefits..............................................7
   4.3 Preretirement Death Benefit...........................................8
   4.4 Form of Payment.......................................................9
   4.5 Payment of Small Amounts..............................................9
   4.6 Termination of Employment Prior to Retirement or Death................9
   4.7 Non-Competition......................................................10
Article V.  Rights of Members...............................................11
   5.1 Vesting..............................................................11
   5.2 Unsecured Interest...................................................11
   5.3 Employment...........................................................11
   5.4 Member's Rights......................................................11
Article VI.  Administration and Financing...................................12
   6.1 Administration.......................................................12
   Finality of Determination................................................12
   6.3 Indemnification......................................................12
   6.4 Expenses.............................................................12
   6.5 Financing............................................................12
Article VII.  Claims Procedure..............................................14
   7.1 Claims Procedure.....................................................14
Article VIII.  Amendment and Termination....................................16
   8.1 Amendment and Termination............................................16
Article IX.  Miscellaneous..................................................17
   9.1 Nontransferability...................................................17
   9.2 Tax Withholding......................................................17
   9.3 Applicable Law.......................................................17


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              TERADYNE, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                        (Effective as of January 1, 1993)

                      ARTICLE I- ESTABLISHMENT AND PURPOSE

     1.1 ESTABLISHMENT. Teradyne, Inc. and certain Affiliates (the "Employer") hereby establish a supplemental retirement plan which shall be known as the "TERADYNE, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN" (the "Plan") as set forth in this document.

     1.2 APPLICABILITY. The provisions of this Plan are applicable only to certain employees who, an or after January 1, 1993, are active employees of the Employer.

     1.3 PURPOSE. The purpose of this Plan is to provide Eligible Employees with retirement benefits lost due to restrictions on the Retirement Plan imposed by Code sections 401(a)(17) and 415 and to supplement the benefits payable to such Employees from the Retirement Plan. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as described in sections 201(2), 301(a)(3), and 40-1(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

     1.4 ILLEGALITY OF PARTICULAR PROVISION. The illegality of any particular provision of this document shall not affect the other provisions, and the document shall be construed in all respects as it such in-valid provision were omitted.


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                             ARTICLE II. DEFINITIONS

     2.1 DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings set forth below.

     (a) ACCRUED BENEFIT has the same meaning such term has under the Retirement Plan.

     (b) ACTUARIAL EQUIVALENT has the same meaning such term has under the Retirement Plan.

     (c)  AFFILIATE shall mean--

          (1) any corporation other than the Company which together with the Company is a member of a "controlled group" of corporations (as defined in Code section 414(b));

          (2) any organization which together with the Company is under "common control" (as defined in Code section 414 (c) ) ;

          (3) any organization which together with the Company is an "affiliated service group" (as defined in Code section 414(m)); or

          (4) any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o).

     (d) ANNUAL COMPENSATION has the same meaning such term would have under the Retirement Plan if the limitations imposed by Code section 401 (a)
          (17) were not imposed.

     (e)  BOARD shall mean the Board of Directors of the Company.

     (f)  BREAKPOINT has the same meaning such term has under the Retirement
          Plan.

     (g) CODE shall mean the Internal Revenue Code of 1986, as the same shall from time to time be amended.

     (h)  COMPANY shall mean Teradyne, Inc.

     (i) COMPENSATION shall mean an amount equal to (1) minus (2) plus (3) where--

          (1)  is Annual Compensation,

          (2) is the actual payments made under the Variable compensation Plan, and


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          (3)  is the variable portion of the Employee's Model Compensation as determined under the Variable Compensation Plan for the applicable Plan Year.

     (j) COVERED COMPENSATION shall mean for each Plan Year after 1988 shall be the average, without indexing, of the taxable wage bases under the Social Security Act in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Member attains Social security Retirement Age; provided that--

          (1) in the case of a Member or Beneficiary who is receiving benefits under the Plan, or

          (2) in the case of a Member who has terminated employment with the Company and has nonforfeitable rights to benefits, such benefits are not decreased by reason of any increase in the wage base under such Title II, if such increase takes place after the earlier of the date of the first receipt of such benefits or the date of such termination of employment, as the case may be.

                In the case of a Member who continues employment with the Company in a Plan Year commencing after the calendar- year in which he attains Social Security Retirement Age, the Member's Breakpoint for such Plan Year shall be equal to the Member's Breakpoint for the Plan Year in which the Member attained Social Security Retirement Age.

     (k) CREDITED SERVICE has the same meaning such term has under the Retirement Plan,

     (1)  DISABILITY has the same meaning such term has under the Retirement
          Plan.

     (m) EARLIEST RETIREMENT DATE has the same meaning such term has under the Retirement Plan.

     (n)  EMPLOYEE shall mean an individual who is employed by the Employer.

     (o) EMPLOYER shall mean the Company and any Affiliate which, by vote of the Board, is included in the Plan with respect to all or any portion of its eligible employees.

     (p)  ELIGIBLE EMPLOYEE shall mean an Employee who is--


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          (1)  an "eligible employee" as defined in the Retirement Plan, and

          (2)  either-- ,

               (A)  an officer of the Employer, or

               (B) a Member in the Variable Compensation Plan with a factor of 40 percent or more.

     (q) FINAL AVERAGE COMPENSATION shall mean the sum of the Employee's Compensation during the five consecutive Plan Years during which the Employee's Compensation was the highest, divided by five; or if the Employee has fewer than five consecutive Plan Years of employment with the Employer, the Employee's average compensation during all the Plan Years of his or her employment with the Employer.

     (r)  MEMBER shall mean an Employee who has satisfied the requirements of section 3.2 of the Plan.

     (s) NORMAL RETIREMENT Date has the same meaning such term has under the Retirement Plan.

     (t) PLAN ADMINISTRATOR shall mean the Retirement Plan committee, as described in the Retirement Plan.

     (u)  PLAN YEAR shall mean the calendar year.

     (v) RETIREMENT BENEFITS shall mean the benefits provided under section 4.1 of this Plan.

     (w) RETIREMENT PLAN shall mean the Retirement Plan for Employees of Teradyne, Inc.

     (x) SOCIAL SECURITY RETIREMENT AGE has the same meaning such term has under the Retirement Plan.

     (y) TERMINATION OF EMPLOYMENT shall mean the death, retirement, or Disability of a Member which terminates such Member's employment relationship with the company or any Affiliate.

     (z) VARIABLE COMPENSATION PLAN shall mean the Teradyne, Inc. Variable compensation Plan.

     (aa) YEAR OF VESTING SERVICE has the same meaning such term has under the Retirement Plan.


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     2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine gender, the definition of any term herein in the singular shall also include the plural, and the definition of any term herein in the plural shall also include the singular.












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                   ARTICLE III. ELIGIBILITY AND PARTICIPATION

     3.1 ELIGIBILITY. Any Eligible Employee shall be eligible to participate in this Plan.

     3.2 DATE OF PARTICIPATION. Each Eligible Employee shall become a Member on the later of (a) January 1, 1993, or (b) the first day of the first
     Plan Year during which the Employee first becomes an Eligible
     Employee.











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                         ARTICLE IV. RETIREMENT BENEFITS

     4.1  RETIREMENT BENEFITS.

     (a) ELIGIBILITY. Except as provided in section 4.7, a Member who has a Termination of Employment when eligible for an early, normal, deferred, or Disability retirement benefit under the Retirement Plan, as then in effect, shall be eligible for Retirement Benefits under this Plan, calculated as of the Member's Termination of Employment.

     (b) AMOUNT. A Member shall be entitled to a monthly Retirement Benefit equal to one-twelfth of the result of (1) minus (2) where--

          (1) is an amount payable in a straight life annuity form equal to the product of (i) the Member's Credited Service and (ii) the sum of
               (A) and (B) as follows:

               (A) 0.75 percent of the Member's Final Average Compensation up to the Covered Compensation,

               (B) 1.50 percent of the Member's Final Average Compensation above the Covered Compensation,

          (2) is the Member's Accrued Benefit payable in a straight life annuity form from the Retirement Plan; subject to the actuarial reductions for early commencement under section 4.2, if applicable.

     4.2 COMMENCEMENT OF BENEFITS. A Member's benefit under this Article TV shall commence on the first day of the month coincident with or next following the later of--

     (a)  the Member's Termination of Employment, or

     (b) the date on which such Member attains his or her Social Security Retirement Age; provided, however, that the Board, in its sole discretion, may instruct the Plan Administrator to commence payments on an earlier date if the commencement of payments is either on account of the Member's financial hardship or is in the best interests of the Employer. If payments commence before the Member's Social Security Retirement Age, the Member shall be entitled to a monthly Retirement Benefit which shall be the Actuarial Equivalent of the benefit determined


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under section 4.1(b), determined by applying the early retirement factors under the Retirement Plan.

     4.3 PRERETIREMENT DEATH BENEFIT. Benefits under this section are only payable if the member is married on the date of such Member's death and if such Member dies before benefit payments commence under this Plan-

     (a)  ON OR AFTER ELIGIBILITY FOR RETIREMENT.

          (1) TIMING. If a Member dies in active service at any time on or after such Member's Earliest Retirement Date or Normal Retirement Date under the Retirement Plan, and such Member is married on the date of death, then the surviving spouse shall be entitled to receive as a death benefit a monthly payment beginning on the first day of the month following the Member's death and ending on the first day of the month in which the death of the spouse occurs.

          (2) AMOUNT. The monthly benefit under this subsection (a) shall be equal to 50 percent of the Retirement Benefit which would have been payable under section 4.1(b) or (c), whichever is applicable, to the Member if the Member had retired the day before death and benefit payments had commenced on that date in the form of a joint and 50 percent survivor annuity with the surviving spouse as the contingent annuitant.

     (b)  PRIOR TO ELIGIBILITY FOR RETIREMENT.

          (1) TIMING. If a Member dies prior to such Member's Earliest Retirement Date under the Retirement Plan, and such Member is married on the date of death, then the surviving spouse shall be entitled to receive as a death benefit a monthly payment beginning an the earlier of-(A) the date that would have been the Member's Earliest Retirement Date, or (B) the date the Member would have attained age 65, and ending on the first day of the month in which the death of the spouse occurs.

          (2) AMOUNT. The monthly benefit under this subsection (b) shall be determined as if the Member:


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               (A)  terminated employment with the Employer on the day before the date of death,

               (B) began receiving Retirement Benefits in the form of a joint and 50 percent survivor annuity on the date of the Member's Termination of Employment, and

               (C)  died the day thereafter.

     (c) SPECIAL PAYMENT FORM. Notwithstanding anything in this section 4.3 to the contrary, the Plan Administrator, in its sole discretion, may elect to pay any benefit under this section 4.3 to the surviving spouse in one lump sum payment.

     4.4 FORM OF PAYMENT. Benefit payments (other than as described in section 4.3) shall be paid in the straight life annuity form described in Article VII of the Retirement Plan; provided, however, that if the Member is legally married on the date of Termination of Employment, benefit payments shall be paid in the form of a joint and 50 percent survivor annuity with the Member's spouse as the contingent annuitant. The joint and 50 percent survivor annuity shall be the Actuarial Equivalent of the straight life annuity form.

     4.5 PAYMENT OF SMALL AMOUNTS. If the present value of the benefit under section 4.1 or 4.3 is $3,500 or less and benefit payments have not yet commenced, the Plan Administrator shall direct that the Actuarial Equivalent of the monthly benefit be paid in a single sum to the Member or, if applicable, his or her surviving spouse.

Should a Member who receives a benefit under this section be reemployed by the Company, any Retirement Benefits payable under this Plan after his or her reemployment shall be reduced by the Actuarial Equivalent of the benefits such Member received under this section.

     4.6 TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT OR DEATH. Notwithstanding any provision herein to the contrary, a Member who terminates from employment with the Employer prior to his or her Earliest Retirement Date or Normal Retirement Date under the Retirement


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Plan for a reason other than Disability or death shall not be entitled to any
Retirement Benefits under the Plan.

     4.7 NON-COMPETITION The Plan Administrator shall have discretion to deny payment of any Retirement Benefits that would otherwise be payable under this Plan to a Member who, for any reason whatsoever, directly or indirectly, accepts employment or renders services, within a country in which the Member had been actively employed by the Employer at any time during the ten-year period immediately prior to such Member's Termination of Employment, with or without compensation, by or for any person,, firm, or organization engaged in the sale, servicing, developing, manufacturing, or merchandising of products or services in competition with any product or service of the Company--

     (a) in the event of voluntary termination of employment, for a period of three years immediately, following such termination, or

     (b) in the event of involuntary termination of employment, for a period of one year immediately following such termination.








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                          ARTICLE V. RIGHTS OF MEMBERS

     5.1 VESTING. A Member shall have a nonforfeitable right to Retirement Benefits payable pursuant to Article IV upon the earliest to occur of the following:

     (a)  the Member's Normal Retirement Date under the Retirement Plan,

     (b)  the Member's Earliest Retirement Date under the Retirement Plan,

     (c) the date the Member retires on account of Disability under the Retirement Plan, and

     (d)  the Member's death.

     5.2 UNSECURED INTEREST. No Member or surviving spouse shall have any interest whatsoever in any specific asset of the Employer. To the extent any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

     5.3 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Employer to terminate any Member's employment at any time, nor confer upon any Member any right to continue in the employ of the Employer.

     5.4 MEMBER'S RIGHTS Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a fiduciary relationship between the Employer or the Plan Administrator and any Member or surviving spouse. Members and surviving spouses have the status of general unsecured creditors of the Employer. The Plan constitutes a mere promise by the Employer to make benefit payments in the future. Neither Members nor surviving spouses shall have any claim to any specific assets of the Employer, including any assets transferred to any trust described in section 6.5 and all such assets shall remain owned by the Employer at all times.




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                    ARTICLE VI. ADMINISTRATION AND FINANCING

     6.1 ADMINISTRATION. The Plan will be administered by the Plan Administrator, which shall have the exclusive right and full discretion--

     (a)  to interpret the Plan,

     (b) to decide any and all matters arising hereunder (including the right to remedy possible ambiguities, inconsistencies, or admissions),

     (c) to make, amend, and rescind such rules as it deems necessary for the proper administration of the Plan, and

     (d) to make all other determinations necessary or advisable for the administration of the Plan, including determinations regarding eligibility for benefits under the Plan and the amount of benefits payable under the Plan. All interpretations of the Plan Administrator with respect to any matter hereunder shall be final, conclusive, and binding on all persons affected thereby.

     6.2 FINALITY OF DETERMINATION. The determination of the Plan Administrator as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

     6.3 INDEMNIFICATION. To the extent permitted by law, the Plan Administrator, and all agents and representatives of the Plan Administrator, shall be indemnified by the Employer against any claims, and the expenses of defending against such claims, resulting from any action or conduct relating to the administration of the Plan except claims arising from gross negligence, willful neglect, or willful misconduct.

     6.4 EXPENSES. The cost of payment from this Plan and the expenses of administering the Plan shall be borne by the Employer.

     6.5 FINANCING. The Employer may pay benefits under this Plan from its general assets or it may establish a trust and transfer to such trust assets sufficient to pay benefits under


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this Plan. To the extent the amount in the trust is not sufficient to make any benefit payment, such payment shall be 'made by the Employer. Any trust created by the Employer and any assets held by the trust to assist it in meeting its obligations under the Plan will conform to the terms of the model trust described in Revenue Procedure 92-64. It is the intention of the Employer and all other parties that the arrangements established under the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement income Security Act of 1974, as amended.






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                          ARTICLE VII. CLAIMS PROCEDURE

     7.1  CLAIMS PROCEDURE.

          (a) SUBMISSION OF CLAIMS. Claims for benefits under the Plan shall be submitted in writing to the Plan Administrator or to an individual designated by the Plan Administrator for this purpose.

          (b) DENIAL OF CLAIM. If any claim for benefits is wholly or partially denied, the claimant shall be given written notice within 90 days following the date on which the claim is filed, which notice shall set forth--

               (1)  the specific reason or reasons for the denial,

               (2) specific references to pertinent Plan provisions on which the denial is based,

               (3) a description of any additional ma-material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

               (4)  an explanation of the Plan's claim review procedure.

               If special circumstances require an extension of time for processing the claim, written notice of an extension shall be furnished to the claimant prior to the end of the initial period of 90 days following the date on which the claim is filed. Such an extension may not exceed a period of 90 days beyond the end of said initial period.

               If the claim has not been granted, and if written notice of the denial of the claim is not furnished within 90 days following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

          (c) CLAIM REVIEW PROCEDURE. The claimant or his or her authorized representative shall have 60 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Plan


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               Administrator, and may review pertinent documents and submit issues and comments in writing within such 60-day period.

               Not later than 60 days after receipt of the request for review, the Plan Administrator shall render and furnish to the claimant a written decision which shall include specific reasons for the decision, and shall make specific references to pertinent Plan provisions on which it is based- If special circumstances require an extension of time for processing, the decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review, provided that written notice and explanation of the delay are given to the claimant prior to commencement of the extension. Such decision by the Plan Administrator shall not be subject to further review. If a decision on review is not furnished to a claimant within the specified time period, the claim shall be deemed to have been denied on review.



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                     ARTICLE VIII. AMENDMENT AND TERMINATION

     8.1 AMENDMENT AND TERMINATION. The Employer expects the Plan to be permanent but since future conditions affecting the Employer cannot be anticipated or foreseen, the Employer necessarily must and does hereby reserve the right to amend, modify, or terminate the Plan at any time by action of the Board. Any such amendment, modification, or termination shall not reduce or diminish such persons right to receive any benefit accrued hereunder prior to the date of such amendment, modification, or termination. Notice of such amendment or termination shall be given in writing to each Member and beneficiary of a deceased Member having an interest in the Plan.



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                            ARTICLE IX. MISCELLANEOUS

     9.1 NONTRANSFERABILITY. In no event shall the Employer make any payment under this Plan to any assignee or creditor of a Member or a surviving spouse. Prior to the time of payment hereunder, a Member or a surviving spouse shall have no rights by way of anticipation or alienation nor shall such rights be assigned or transferred by operation of law.

     9.2 TAX WITHHOLDING. The Employer shall have the right to deduct from all payments made from the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

     9.3 APPLICABLE LAW. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts and the United States of America.


     IN WITNESS WHEREOF, TERADYNE, INC. has caused this instrument to be executed, effective January 1, 1993, on this ______ day of ________________________, 1993.


                                           TERADYNE, INC.


                                            By:_________________________________


ATTEST

By:_____________________________




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